UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021 (August 13, 2021)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

288 Christian Street

Hangar C 2nd Floor

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NXTD	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2021, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with institutional accredited investors (the “Investors”) providing for an aggregate investment of $4,000,000 by the Investors for the issuance by the Company to them of (i) 1,333,333 shares of Series F Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series F Preferred Stock”) convertible into shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) that are issuable from time to time upon conversion of such shares of Series F Preferred Stock (the “Conversion Shares”); (ii) warrants, with a term of five and a half (5.5) years exercisable on February 16, 2022, to purchase an aggregate of up to 6,666,665 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.78 per share, which was the closing price of our Common Stock on August 12, 2021, subject to customary adjustments thereunder. Holders of the Warrants may exercise them by paying the applicable cash exercise price or, if there is not an effective registration statement for the sale of the Warrant Shares at the time of exercise, by exercising on a cashless basis pursuant to the formula provided in the Warrants. The shares of Series F Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

Pursuant to the provisions of the Purchase Agreement and the Certificate of Designation of Preferences, Rights and Limitations of the Series F Preferred Stock (the “Certificate of Designation”), each share of Series F Preferred Stock is convertible, at the option of the holders thereof, at any time, subject to certain beneficial ownership limitations, into shares of Common Stock at $0.60 per share, which Conversion Price is subject to certain adjustments. In addition, the Purchase Agreement and the Certificate of Designation also provide for the payment of dividends, in shares of Common Stock, to the holders of the Series F Preferred Stock, of 10% per annum, based on the Stated Value, until the earlier of (i) the date on which the shares of Series F Preferred Stock are converted to Common Stock or (ii) twelve (12) months after the Original Issue Date (as such term is defined in the Certificate of Designation). The shares of Series F Preferred Stock also (i) vote on an as-converted to Common Stock basis, subject to certain beneficial ownership limitations, (ii) are redeemable at the option of the Company, at any time after five (5) years after the Original Issue Date, (iii) rank senior to the Common Stock and any class or series of capital stock created after the Series F Preferred Stock and (iv) have a special preference upon the liquidation of the Company subject only to senior equity securities outstanding.

The Purchase Agreement also contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto, as well as an obligation to register the Conversion Shares and the Warrant Shares. The Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investors represented that they are accredited investors and purchased the Securities for investment and not with a view to distribution.

A form of the Warrant is included as Exhibit 4.1 and a form of the Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and are incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 17, 2021, NXT-ID, Inc. (the “Company”) issued a press release entitled “Nxt-ID, Inc. Announces Investor Call to Discuss the Financial Results for Second Quarter and Year To Date Results Ended June 30, 2021”. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report under Item 2.02 (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On August 16, 2021, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Series F Preferred Stock. The Certificate of Designation became effective upon filing with the Delaware Secretary of State. These provisions are summarized in Item 1.01 of this Form 8-K and are incorporated by reference into this Item 5.03.

A copy of the form of Certificate of Designation is included as Exhibit 3.1 to this Form 8-K and are incorporated herein by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Designations of Series F Convertible Preferred Stock
4.1	Form of Warrant
10.1	Form of Purchase Agreement by and between the Company and the Investors
99.1	Press release entitled “Nxt-ID, Inc. Announces Investor Call to Discuss the Financial Results for Second Quarter and Year To Date Results Ended June 30, 2021” dated August 17, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2021	Nxt-ID, Inc.

	By:	/s/ Chia-Lin Simmons
	Name:	Chia-Lin Simmons
	Title:	Chief Executive Officer

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